EXHIBIT 10.5
EXECUTION COPY
SECOND AMENDMENT AGREEMENT
     This Second Amendment Agreement (this “Agreement”) is entered into as of March 11, 2009, by and among Time Warner Inc. (“Time Warner”), Time Warner International Finance Limited (together with Time Warner, the “Borrowers”), Citibank, N.A., in its capacity as the Administrative Agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”), and the Lenders party hereto. Defined terms in the Credit Agreement referred to below have the same meanings where used herein, unless otherwise defined.
RECITALS
     WHEREAS, the Borrowers, the Administrative Agent, the Lenders party thereto and certain other parties thereto have entered into the Amended and Restated Credit Agreement dated as of July 8, 2002, as amended and restated as of February 17, 2006 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”);
     WHEREAS, substantially concurrently herewith the Borrowers, the Administrative Agent, Lehman Commercial Paper Inc. (“Lehman”), a debtor and debtor in possession under chapter 11 of title 11 of the United States Code, and the other Lenders party thereto are entering into the First Amendment Agreement dated as of March 11, 2009 (the “First Amendment”), pursuant to which the Credit Agreement will be amended to terminate the Commitment of Lehman and to make certain other modifications relating thereto;
     WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to certain amendments to the Credit Agreement that would, among other things, permit Time Warner to terminate the Commitment (and, if applicable, the Yen Commitment) of any other Lender that shall have become a Defaulting Lender on terms substantially similar to those applicable to Lehman pursuant to the First Amendment; and
     WHEREAS, the Administrative Agent and the Lenders party hereto, constituting at least the Required Lenders, have agreed to such requested amendments, subject to the terms and conditions of this Agreement;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:
     1. Amendments to the Credit Agreement.
     (a) Section 1.01 of the Credit Agreement is hereby amended as follows:
     (i) The definition of the term “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “Defaulting Lender” means any Lender that (a) shall have failed to fund any portion of its Loans as part of any Borrowing within three Business Days of the date required to be funded by it hereunder (unless (i) such Lender and at least one other Lender shall have notified the Administrative Agent and the Borrowers in writing of its good faith determination that a condition to its obligation to make a Loan as part of such Borrowing shall not have been satisfied and (ii) Lenders representing a majority in interest of the Commitments (or, if applicable, the Yen Commitments) shall not have advised the Administrative Agent in writing of their determination that such condition has been satisfied), (b) shall have failed to fund any portion of its participation in any Letter of Credit drawing or any Yen Loan or Swingline Loan within three Business Days of the date required to be funded by it hereunder, (c) shall have notified the Administrative Agent (or shall have notified any Borrower, any Swingline Lender or any Issuing Bank, which shall in turn have notified the Administrative Agent) in writing that it does not intend or is unable to comply with its funding obligations under this Agreement, or shall have made a public statement to the effect that it does not intend or is unable to comply with such funding obligations or its funding obligations under other credit or similar agreements to which it is a party, (d) shall have failed (but not for fewer than three Business Days) after a request by the Administrative Agent (whether acting on its own behalf or at the reasonable request of any Borrower (it being understood that the Administrative Agent shall comply with any such reasonable request)) to confirm that it will comply with its obligations to make Loans and fund participations in Letter of Credit drawings and Yen Loans and Swingline Loans hereunder, (e) shall have become the subject of a bankruptcy or insolvency proceeding, or shall have taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or (f) shall have had a receiver, conservator, trustee or custodian appointed for it, or shall have taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such appointment, or shall have a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment.
     (ii) The definition of the term “Eligible Assignee” is hereby amended to insert at the end thereof the following:
; provided, however, that no Lender that is or at any time was a Defaulting Lender shall be an Eligible Assignee, unless consented to in writing by Time Warner and the Administrative Agent.
     (iii) The definition of the term “Revolving Credit Exposure” is hereby amended to insert at the end thereof the following:
For purposes of Sections 2.01(a), 2.01(b), 2.04(a), 2.05(b), 2.08(a) and 2.19 of this Agreement, the total Revolving Credit Exposures shall be determined without giving regard to the outstanding principal amount of the Specified Loans.
     (iv) The following new definition is hereby added in appropriate alphabetical order:
     “Specified Loans” means (a) the Specified Lehman Loans and (b) all the Loans of any Defaulting Lender outstanding at the time the Commitment (or, in the case of any such Loans that are Yen Loans, the Yen Commitment) of such Defaulting Lender is terminated or reduced pursuant to Section 2.18(b), but only to the extent the aggregate principal amount of such

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Loans (or such Yen Loans) exceeds, immediately after giving effect to such termination or reduction, the Commitment (or the Yen Commitment) of such Defaulting Lender. Any Loan, or any portion thereof, that is a Specified Loan shall continue as a Specified Loan for all purposes hereof notwithstanding an assignment of all or any portion thereof to any Person pursuant to Section 9.04.
     (b) Section 2.08 of the Credit Agreement is hereby amended by adding the following new paragraph (c) at the end thereof:
     (c) Time Warner may terminate or reduce the Commitment and the Yen Commitment of any Defaulting Lender as provided in Section 2.18(b). The provisions of the preceding paragraphs of this Section 2.08 shall not apply to any such termination or reduction made pursuant to Section 2.18(b).
     (c) Section 2.18 of the Credit Agreement is hereby amended (i) to amend and restate the Section heading thereof in its entirety to read “SECTION 2.18. Mitigation Obligations; Replacement of Lenders; Defaulting Lenders.” and (ii) to amend and restate in its entirety paragraph (b) thereof as follows:
     (b) If (i) any Lender requests compensation under Section 2.14, (ii) any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16 or (iii) any Lender becomes a Defaulting Lender hereunder, then Time Warner may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, (A) require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment) or (B) only in the case of clause (iii) above, terminate as a whole, or reduce in part, the Commitment (and, if applicable, the Yen Commitment), whether used or unused, of such Lender; provided that (I) in the case of any such assignment and delegation pursuant to clause (A) above, (x) Time Warner shall have received the prior written consent of the Administrative Agent (and, if a Commitment is being assigned, each Swingline Lender and the Issuing Banks), which consent, in each case, shall not be unreasonably withheld, (y) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (z) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will be made to a Lender reasonably expected to result in a reduction in the compensation or payments to be paid by the Borrowers pursuant to such sections; and (II) in the case of any termination or reduction pursuant to clause (B) above, (x) Time Warner shall have notified such Lender and the Administrative Agent of such termination or reduction (including the amount thereof), (y) at the time thereof, no Default or Event of Default shall have occurred and be continuing and (z) after giving effect thereto, including the adjustment to the Applicable Percentage of each Lender resulting therefrom, and to any concurrent prepayment of the Loans in accordance

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with Section 2.10, the Revolving Credit Exposure of any Lender (excluding any portion thereof attributable to the Specified Loans of such Lender) shall not exceed the Commitment of such Lender. A Lender shall not be required to make any such assignment and delegation under clause (A) above if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Time Warner to require such assignment and delegation cease to apply. It is understood and agreed that (i) upon any termination or reduction of the Commitment or the Yen Commitment of any Defaulting Lender under clause (B) above, the Applicable Percentage of such Lender and each other Lender shall at such time automatically adjust in accordance with the definition of the term “Applicable Percentage”, including for purposes of determining the Yen Exposure, the LC Exposure and the Swingline Exposure at such time of such Lender and each other Lender, (ii) a termination or reduction of the Commitment or the Yen Commitment of any Defaulting Lender under clause (B) above shall not require a prepayment of any Loan of such Lender then outstanding, and each such Loan shall continue to be outstanding as part of the applicable Borrowing in accordance with the terms hereof and (iii) any Specified Loans that are repaid or prepaid shall not be reborrowed. In the event that any Lender shall have become a Defaulting Lender (other than solely under clause (f) of the definition of such term) and either the Lender shall not have made an assignment and delegation pursuant to clause (A) above or the Commitment of such Lender shall not have been terminated pursuant to clause (B) above within 20 days after receipt by Time Warner of a notice from the Administrative Agent that such Lender has become a Defaulting Lender, then, upon the written request of any Issuing Bank or any Swingline Lender, Time Warner shall deposit, within 5 Business Days after its receipt of such request, in a cash collateral account opened by the Administrative Agent, cash in an amount requested in such notice, such amount not to exceed (i) in the case of any such request made by an Issuing Bank, the LC Exposure of such Defaulting Lender at the time of such request attributable to the Letters of Credit issued by such Issuing Bank and (ii) in the case of any such request made by a Swingline Lender, the Swingline Exposure of such Defaulting Lender at the time of such request attributable to the Swingline Loans made by such Swingline Lender. Amounts so deposited at the request of any Issuing Bank or any Swingline Lender shall be applied by the Administrative Agent to reimburse such Issuing Bank or such Swingline Lender for any participations required to be funded by such Defaulting Lender. In the event amounts so deposited with respect to any such Defaulting Lender for the benefit of any Issuing Bank or any Swingline Lender exceed the LC Exposure of such Defaulting Lender attributable to the Letters of Credit issued by such Issuing Bank or the Swingline Exposure of such Defaulting Lender attributable to the Swingline Loans made by such Swingline Lender, as the case may be, the Administrative Agent shall give prompt notice thereof to Time Warner and, unless otherwise specified in writing by Time Warner, shall promptly return to Time Warner cash in an amount of such excess.
     (d) Section 9.04(c) of the Credit Agreement is hereby amended to revise the first sentence thereof in its entirety as follows:
The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans

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(identifying whether any such Loans are Specified Loans) and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).
     2. Representations and Warranties. Each of the Borrowers hereby represents and warrants that (a) it is legally authorized to enter into this Agreement, and this Agreement has been duly executed and delivered by such Borrower and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, (b) as of the date hereof, no Default or Event of Default has occurred and is continuing and (c) the representations and warranties set forth in Article III of the Credit Agreement (other than those set forth in Sections 3.04(c), 3.06 and 3.10) and in the other Credit Documents are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.
     3. Conditions Precedent to Effectiveness. This Agreement shall become effective as of the date set forth above (the “Second Amendment Effective Date”) on the date on which the Administrative Agent (or its counsel) shall have received (a) a counterpart of this Agreement signed on behalf of each of the Borrowers and the Lenders representing at least the Required Lenders or (b) evidence satisfactory to the Administrative Agent (which may include a facsimile transmission) that each such party has signed a counterpart of this Agreement.
     4. Effect of Agreement.
     (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.
     (b) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement in any other Credit Document, shall be deemed to be a reference to the Credit Agreement as amended hereby. In the event the First Amendment shall become effective, in accordance with the terms thereof, after the Second Amendment Effective Date, then, notwithstanding the actual timing of effectiveness of this Agreement and the First Amendment, the First Amendment shall be deemed, for purposes of this Agreement, to have become effective prior to the effectiveness of this Agreement.
     5. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Lenders and the Borrowers.
     6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

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     7. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
     8. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.
     9. Interpretation. This Agreement shall constitute a Credit Document for the purposes of the Credit Agreement and the other Credit Documents.
     10. Governing Law; Jurisdiction; Consent to Service of Process.
     (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.
     (b) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
     (c) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 10. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
     11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER

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PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.
[Signature page follows]

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

TIME WARNER INC., as Borrower
By:	/s/ Edward B. Ruggiero
	Name:	Edward B. Ruggiero
	Title:	Senior Vice President and Treasurer

Executed and Delivered as a Deed by:

TIME WARNER INTERNATIONAL FINANCE LIMITED, as Borrower, acting by two directors
By:	/s/ Stephen N. Kapner
	Name:	Stephen N. Kapner
	Title:	Director

By:	/s/ Tracey Waring-Mundy
	Name:	Tracey Waring-Mundy
	Title:	Director

CITIBANK, N.A., as Administrative Agent and a Lender
By:	/s/ Carolyn Kee
	Name:	Carolyn Kee
	Title:	Vice President

By:	/s/ Carolyn Kee
	Name:	Carolyn Kee
	Title:	Vice President

J.P. Morgan Chase Bank, N.A. as Lender
By:	/s/ Tina L. Ruyter
	Name:	Tina L. Ruyter
	Title:	Vice President

Bank of America, N.A., as Lender
By:	/s/ Todd Shipley
	Name:	Todd Shipley
	Title:	Senior Vice President

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Lender
By:	/s/ Jose Carlos
	Name:	Jose Carlos
	Title:	Authorized Signatory

BNP Paribas, as Lender
By:	/s/ Nuala Marley
	Name:	Nuala Marley
	Title:	Managing Director

By:	/s/ Maria Bliznakova
	Name:	Maria Bliznakova
	Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH as Co-Documentation Agent and as a Lender
By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Director

By:	/s/ Oliver Schwarz
	Name:	Oliver Schwarz
	Title:	Director

BARCLAYS BANK PLC as Lender
By:	/s/ David Barton
	Name:	David Barton
	Title:	Director

Calyon New York Branch, as Lender
By:	/s/ Pria Vrat
	Name:	Pria Vrat
	Title:	Director

By:	/s/ Mischa Zabotin
	Name:	Mischa Zabotin
	Title:	Managing Director

HSBC Bank USA, National Association as Lender
By:	/s/ Thomas T. Rogers
	Name:	Thomas T. Rogers
	Title:	Senior Vice President

The Royal Bank of Scotland plc, as Lender
By:	/s/ Vincent Fitzgerald
	Name:	Vincent Fitzgerald
	Title:	Managing Director

Sumitomo Mitsui Banking Corporation, as Lender
By:	/s/ Yoshihiro Hyakutome
	Name:	Yoshihiro Hyakutome
	Title:	General Manager

Wachovia Bank, N.A., as Lender
By:	/s/ Joe Mynatt
	Name:	Joe Mynatt
	Title:	Director

ABN AMRO Bank N.V., as Lender
By:	/s/ David Carrington
	Name:	David Carrington
	Title:	Director

By:	/s/ Suneel Gill
	Name:	Suneel Gill
	Title:	Assistant Vice President

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Thane Rattew
	Name:	Thane Rattew
	Title:	Managing Director

Dresdner Bank AG New York Branch, as Lender
By:	/s/ Brian Smith
	Name:	Brian Smith
	Title:	Managing Director

By:	/s/ Mark McGuigan
	Name:	Mark McGuigan
	Title:	Vice President

MIZUHO CORPORATE BANK, LTD., as Lender
By:	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Deputy General Manager

THE BANK OF NEW YORK MELLON, as Lender
By:	/s/ Thomas J. Tarasovich, Jr.
	Name:	Thomas J. Tarasovich, Jr.
	Title:	Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH as Lender
By:	/s/ Shaheen Malik
	Name:	Shaheen Malik
	Title:	Vice President

By:	/s/ Christopher Reo Day
	Name:	Christopher Reo Day
	Title:	Associate

Fortis Bank SA/NV, New York Branch, as Lender
By:	/s/ Barbara Nash
	Name:	Barbara Nash
	Title:	Managing Director & Group Head

By:	/s/ John Sullivan
	Name:	John Sullivan
	Title:	Managing Director

MORGAN STANLEY BANK, N.A., as Lender
By:	/s/ Melissa James
	Name:	Melissa James
	Title:	Authorized Signatory

MERRILL LYNCH BANK USA, as Lender
By:	/s/ Louis Alder
	Name:	Louis Alder
	Title:	First Vice President

Lloyds TSB Bank plc, as Lender
By:	/s/ Deborah Carlson
	Name:	Deborah Carlson
	Title:	Director, Corporate Banking – USA

By:	/s/ Windsor Davies
	Name:	Windsor Davies
	Title:	Managing Director, Corporate Banking – USA

William Street Credit Corporation, as Lender
By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Assistant Vice President

Svenska Handelsbanken (publ) as Lender
By:	/s/ Mats Eriksson
	Name:	Mats Eriksson
	Title:	Vice President

By:	/s/ Richard Johnson
	Name:	Richard Johnson
	Title:	Senior Vice President

Australia and New Zealand Banking Group Limited, as Lender
By:	/s/ John W. Wade
	Name:	John W. Wade
	Title:	Deputy General Manager Head of Operations and Infrastructure

GOLDMAN SACHS CREDIT PARTNER, L.P., as Lender
By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory